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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     December 16, 1998
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                   AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                    0-25634                    87-0365268
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(STATE OR OTHER JURISDICTION      (COMMISSION                 (IRS EMPLOYER
OF INCORPORATION)                 FILE NUMBER)               IDENTIFICATION NO.)



755 Boardman-Canfield Road, Building G West, Boardman, Ohio         44512
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (330) 965-9910
                                                   -----------------------------



                                 NOT APPLICABLE.
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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Item 4.        Changes in Registrant's Certifying Accountant

               On December 16, 1998, BDO Seidman, LLP ("BDO Seidman") resigned as the principal independent accountants for American Architectural Products Corporation (the "Company"). BDO Seidman advised the Company, in a letter dated December 16, 1998, that it had concluded that it was no longer independent with respect to the audit of the Company and that it was therefore necessary for BDO Seidman to terminate its relationship with the Company effective immediately.

               BDO Seidman's reports on the Company's financial statements for the past two years contained no adverse opinion and no disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. In the Company's two most recent fiscal years and the subsequent interim periods preceding the resignation of BDO Seidman, there were no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

               The Company has provided BDO Seidman with a copy of the foregoing disclosure, and has requested that BDO Seidman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Company will file a copy of such letter by an amendment to this Current Report on Form 8-K promptly following its receipt from BDO Seidman.

               On December 21, 1998, the Company engaged Ernst & Young LLP ("E&Y") to serve as the Company's principal independent accountant to audit the Company's financial statements. During the Company's two most recent fiscal years and the subsequent interim periods preceding the engagement of E&Y, neither the Company nor any party acting on its behalf has consulted with E&Y regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a "reportable event" (as defined in
Item 304(a)(i)(v) of Regulation S-K).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AMERICAN ARCHITECTURAL
                                                  PRODUCTS CORPORATION


Date:  December 22, 1998                          By   /s/ Richard L. Kovach
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                                                        Richard L. Kovach
                                                        Chief Financial Officer